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                                                                    EXHIBIT 10.4



                                AMENDMENT NO. 3

                                       TO

                                     MASTER
                                LEASE AGREEMENT


                                    BETWEEN



                              JAMESON  INNS, INC.,
                                      AND
                             JAMESON ALABAMA, INC.

                                   AS LESSOR,


                                      AND


                           JAMESON OPERATING COMPANY,

                                   AS LESSEE



                     AMENDMENT DATED AS OF JANUARY 1, 1997


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                   AMENDMENT NO. 3 TO MASTER LEASE AGREEMENT

         THIS AMENDMENT NO. 3 TO MASTER LEASE AGREEMENT (hereinafter called "Lease"), made as of the first day of January, 1997, by and between Jameson Inns, Inc., a Georgia corporation, and Jameson Alabama, Inc., an Alabama corporation (hereinafter together called "Lessor"), and Jameson Operating Company, a Delaware corporation (hereinafter called "Lessee"), provides as follows:

                                   RECITALS:

         The parties hereto entered into that certain Master Lease Agreement dated as of February 3, 1994, as amended (the "Lease") covering the "Leased Property" as therein defined. The parties desire to amend the Lease by extending the term of the Lease.

         NOW, THEREFORE, the parties hereto, in consideration of the covenants and agreements to be performed by them as provided hereby, and upon the terms and conditions hereinafter stated, does hereby amend the Lease in the manner and subject to the terms and conditions hereinafter set forth. Unless otherwise defined herein, capitalized terms shall have the meanings ascribed to them in the Lease.


         A.      AMENDMENT TO PROVISIONS REGARDING TERM

         Section 1.2 of Article I shall be amended and restated in its entirety so that it provides as follows:

                 1.2 TERM. The term of the Lease (the "Term") shall commence on Januaryy 1, 1997 (the "Commencement Date"), and shall end on December 31, 2006, unless sooner terminated in accordance with the provisions hereof.


         B.      CONTINUATION OF LEASE EXCEPT AS SPECIFICALLY AMENDED HEREBY

         Except as specifically amended and modified hereby, the terms and provisions of the Lease as heretofore in effect are hereby ratified and confirmed and remain in full force and effect.

                                             "LESSOR"

                                             JAMESON  INNS, INC.



                                             By: ______________________________
Attest:                                          Thomas W. Kitchin, President





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Secretary

                                             JAMESON ALABAMA"

                                             JAMESON ALABAMA, INC.



                                             By: ______________________________
                                                 Thomas W. Kitchin, President


                                             "LESSEE"

                                             JAMESON OPERATING COMPANY



                                             By: ______________________________
Attest:                                          Thomas W. Kitchin, President

____________________________
     Secretary














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STATE OF GEORGIA                  )
                                  )  ss.
COUNTY OF DeKALB                  )

         The foregoing instrument was acknowledged before me this 6th day of January, 1997, by Thomas W. Kitchin as President of Jameson Inns, Inc..


                                                ______________________________
                                                Notary Public
My commission expires:
______________________________


STATE OF GEORGIA                  )
                                  )  ss.
COUNTY OF DeKALB                  )

         The foregoing instrument was acknowledged before me this 6th day of January, 1997, by Thomas W. Kitchin, as President of Jameson Operating Company.


                                                ______________________________
                                                Notary Public
My commission expires:
______________________________


STATE OF GEORGIA                  )
                                  )  ss.
COUNTY OF DeKALB                  )

         The foregoing instrument was acknowledged before me this 6th day of January, 1997, by Thomas W. Kitchin as President of Jameson Alabama, Inc..


                                                ______________________________
                                                Notary Public
My commission expires:
______________________________







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